Vistaprint N.V. Investor Day 2014 Webcast will begin at 8:30am ET August 6, 2014 Investor Day 2014 Exhibit 99.1

Welcome Meredith Burns Vice President, Investor Relations Investor Day 2014

Agenda and Presenters 3

Housekeeping Items Restrooms are located outside the room and to the right Please use the rear doors when entering and exiting the room Please silence all mobile devices 4

Safe Harbor Statement

Today’s presentations contain statements about our future expectations, plans and prospects of our business that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation
Reform Act of 1995, including but not limited to our expectations for the growth, development, and profitability of our business, products, markets, and acquisitions, and our financial outlook and guidance for fiscal year 2015. Forward-
looking projections and expectations are inherently uncertain, are based on assumptions and judgments by management, and may turn out to be wrong. Our actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors, including but not limited to flaws in the assumptions and judgments upon which our forecasts are based; our failure to execute our strategy; our inability to make the investments in our business that we plan to make; the failure of our strategy, investments, and efforts to reposition the Vistaprint brand to have the effects that we expect; our failure to promote and strengthen our brands; our failure to acquire new customers and enter new markets, retain our current customers and sell more products to current and new customers; our failure to identify and address the causes of our revenue weakness; our failure to manage the complexity of our business and expand our operations; costs and disruptions caused by acquisitions and strategic investments; the failure of the businesses we acquire or invest in, including People & Print Group and Pixartprinting, to perform as expected; difficulties or higher than anticipated costs in integrating the systems and operations of our acquired businesses into our systems and operations; the willingness of purchasers of marketing services and products to shop online; the failure of our current and new marketing channels to attract customers; our failure to manage growth and changes in our organization;
currency fluctuations that affect our revenues and costs including the impact of currency hedging strategies and intercompany transactions; unanticipated changes in our markets, customers, or business; competitive pressures;
interruptions in or failures of our websites, network infrastructure or manufacturing operations; our failure to retain key employees; our failure to maintain compliance with the financial covenants in our revolving credit facility or to pay our debts when due; costs and judgments resulting from litigation; changes in the laws and regulations or in the interpretations of laws or regulations to which we are subject, including tax laws, or the institution of new laws or regulations that affect our business; general economic conditions; and other factors described in our Form 10-Q for the fiscal quarter ended March 31, 2014 and the other documents we periodically file with the U.S. Securities and Exchange
Commission.

Introduction & Overview Robert Keane President and Chief Executive Officer Investor Day 2014

Our Focus

What we are
What we are
passionate
passionate
about
about
Where we can
Where we can
be the best in
be the best in
the world
the world
What drives
What drives
our economic
our economic
engine
engine

What we are passionate about 8 Empowering people to make an impression Empowering people to make an impression

Where we can be the best in the world Where we can be the best in the world 9 Computer-Integrated Manufacturing Computer-Integrated Manufacturing

Vistaprint Volume Low Volume Markets High Volume Markets What drives our economic engine 10 Large scale in small quantities

Our Focus: Mass Customization 11

Mass customization is about producing, with
the reliability, quality
and affordability of
mass production, small individual orders
where each and every one embodies the
personal relevance inherent to customized
physical products.

Focus on Scale Advantage Focus on Scale Advantage 13

14 Shared Computer-Integrated Manufacturing Platform New Geographies

Driving Financial Returns

• Strive to maximize intrinsic value per share (i.e. DCF/share)
o
Present value of free cash flow per share over the long-term, not for the near-term or for a specific point in time
• We seek to achieve this through thoughtful combination of
revenue growth, margin expansion, capital expenditures, M&A
& share buybacks
• As anticipated, FY14 was a turning point year for us in which we balanced investments in future growth and margin
expansion appropriately given revenue headwinds
• Expect continued margin expansion, EPS and FCF growth in
FY15

What You Will Hear Today
Steadfast in our move to reposition the Vistaprint brand
Even though it continues to create revenue headwinds, we believe it is important to long-term value creation
Manufacturing investments are driving significant value with improvements to cost, productivity, quality and product selection
Scale drives competitive advantage and we believe thoughtful M&A can drive further advantage for us
Anticipate continued improvements in profitability
As always, goal of building a transformational, enduring business institution that will drive long-term returns for customers, employees and long-term shareholders

Investor Day 2014

Vistaprint Brand Trynka Shineman President, Vistaprint Business Unit Investor Day 2014

Vistaprint Brand Overview 19 Context for our performance and brand evolution FY 2014 investment examples Why we are confident

A great deal of opportunity to gain share in
the $30B microbusiness market*

Price
Primary
Higher
Expectations
Locally
Focused
* All segment views are illustrative only; not a precise view of market sizes

Re-centering our target, widening our bulls-eye Price Primary (PP) Micro Businesses Higher Expectations (HE) Micro Businesses Locally Focused Micro Businesses 21

HEs tend to market themselves more, but many of
the qualities of PP and HE are similar
Demographics of
Business
Products
Purchased
Purchase
Frequency/
Channel
PP-centric Common HE-centric
More Part-time
Businesses
A sub-segment only
buys business cards
1-3 per year
Online
Common in business
tenure, industry and
business size
Both purchase a
variety of business
cards and marketing
products
More Full-time
businesses
Additionally tend to
purchase a more
complex marketing
products
4+ per year
Online and Offline

We’ve expanded our focus from PP to
also include HE; significant commonalities
Customer
Comms
PP-centric Common HE-centric
• Promotions/
Deals
• Low quantities
• Basic products
• Relevant marketing
• Basic customer support
• e-commerce standard
site experience
• Design Help
• Great value
• Category credibility
• Delivered quality
• Reputable provider
• Value-Added
Services
• Broader assortment
within categories
• Faster shipping
• Low entry prices • Lower shipping prices
• Pricing consistency
• Lower prices on
higher quantities
End-to-End
Experience
(Site and Service)
Product
offering
Pricing

24 Brand evolution video

Vistaprint Brand Overview 25 Context for our performance and brand evolution FY 2014 investment examples Why we are confident

Improving every aspect of our customer experience 26 Customer Communications End-to-End Experience (Site and Service) Product offering Pricing

Communications Evolution: Personalized Content
Showing relevant products in our mass email communications proves significant increases in $/customer and purchase rate
Lifts
$/customer: 5%
Purchase Rate: 4%
Dynamically rendering the
products and designs in a
customers cart with a goal to close
the sale
Dynamically rendering a
purchased product to drive a
replenishment order and upselling
additional product options
Promoting a product that a
customer has recently browsed
while showcasing content that
matches a previous designed
product
Lifts
$/customer: 11%
Purchase Rate: 10%
Lifts
$/customer: 9%
Purchase Rate: 6%
Product in Cart Replenishment Browsed

Communications Evolution: More Brand-Forward Site 28

Communications Evolution: More Brand-Forward Site 29

Customers want and need Design Help

Received Design Assistance
(DIWH or DIFY) in the L12M
They lack the skill, both artistic and
technical, and time to do it themselves
“If I have to do it
myself, I’m not a pro
and I don’t know how to
do the technical things
like uploads and layout”
Claudia, HE, Germany
They want a customized design, even
with DIY templates
“I want the design to be
unique to me….
I see even templates as
a starting point for
customization”
Various, HE/PP, US and EU

DIY Templates and Build a Design DIWH- Recreation Services DIFY- Custom Design Design Services: Examples across the continuum 31

Website Experience: New Design Studio 32 Smart guides for easy alignment Tablet-friendly user interface Error detection Access to support

Website Experience: Product Rendering
33 33
Our new rendering technology allows customers to see their personalized product in a real-life context. We measured a significant conversion rate increase and reduced design complaint rates with these photo-realistic previews.
Spot Gloss Animation
Dynamic Image Preview
Standard Product Preview

34 Easy Process Before & After

Product Offering Evolution: Delivered Quality

Planned initiatives to improve
Delivered Quality:
1.
Pre-printing design checks
2.
DIY error detection
Only half of customer dissatisfaction with quality is Vistaprint controllable
Vistaprint
Controlled
Unknown
Customer
Design
Errors

Product Offering Evolution: Expanded assortment to increase category credibility 36 36 From a limited selection per category To credible assortment

Product Offering Evolution: Digital -Physical
Innovation
37
Facebook Postcard Distribution
Use your postcard design to generate
a matching Facebook ad
Turn nearby Facebook users into
customers
Quick and easy way to trial social
media marketing
Strong take rate during vapor testing
indicated customer demand

Pricing Evolution: Rationale for “ Reinvents”

•
Customers did not like our high shipping prices; we weren’t e-commerce standard with our shipping as a % of order value
• Too proactive up-
and cross-selling hurt customer trust and satisfaction,
especially charging for digital items like image uploads
•
We were encouraging a focus on price with the inconsistency in pricing across channels
– we trained customers to hunt for the lowest prices
•
Customers were flocking to paid channels, where the prices were often the lowest (most competitive), creating less acquisition efficiency

Pricing Evolution: maintaining PP leadership 39 Introducing lower quantities for our lead offer at a lower face price

Pricing Evolution: balancing segment needs 40 Targeting HE vs. PP with different quantities/price points to increase relevance

Vistaprint Brand Overview 41 Context for our performance and brand evolution FY 2014 investment examples Why we are confident

Canada’s growth has been driven by a
number of KPIs, some of which we’ re
starting to see in other, reinvented countries

Promising
trends in profit
per customer
Improved spend
leverage
Improvements
in customer
satisfaction
Better retention

Signs of Progress - Canada 43 Better retention Improved spend leverage Improvements in customer satisfaction Promising trends in profit per customer YoY change

Promising trends in profit per customer Signs of Progress - UK 44 Improvements in customer satisfaction Improvements in customer satisfaction Promising trends in profit per customer

Signs of Progress – U.S. and Germany 45 Improvements in customer satisfaction

Why do the Pricing Reinvents take so long to see improvements to Repeat Rates? 46

47 • Higher quality customers • More efficient advertising • Stronger brand loyalty What we expect to see long term with this strategy

Real, Unscripted Customers 48

Investor Day 2014

Manufacturing and Supply Chain (M+S) Don Nelson President, Software and Manufacturing Platform Investor Day 2014

Manufacturing + Supply Chain Overview

Current State of M+S
o
Our network and capabilities
o
Scale advantage through operational excellence
• Superior quality and conformance
• Low COGS
Changes to support our strategy
o
M+S and the Orion fulfillment system
o
Expanded selection
o
Commitment to conformance
o
Transferring scale advantage through PMI

Manufacturing + Supply Chain:  Who we are

• M+S is a unit deeply committed to providing distinctive
speed and value to our customers while operating with
best-in-class internal costs and maintaining a highly safe
and nurturing workplace for our employees
Manufacturing & Supply Chain
Manufacturing operations (COGS)
>1,000
FTE
Manufacturing + SC capabilities
(OPEX)
>160
FTE

M+S operates a global delivery organization
with > $1 billion in output

Prod. plant
Windsor, CA
>500,000 ft
2
Software
Development
Lexington, MA
Prod. plant
Ypenburg, NL
Albumprinter
> 64,000 ft2
Prod. plant
Venlo, NL
>320,000 ft2
Design/Tech
Center
Winterthur, CH
>160 FTE
Prod. Plant
Treviso,  IT
Pixartprinting
170,000 ft2
Asia Sourcing
Hong Kong
Prod. plant
Bhiwandi, IN
(Mumbai)
Launched Sept
2012
>27,000 ft2
Prod. plant
Deer Park, AU
>110,000 ft2
Vistaprint M&S globally 2014:
• 9 locations
• ~$1.1 billion output
• Serves major worldwide markets

Manufacturing – Capturing scale advantage
• M+S is concluding a 3-year program that
greatly improved our operational
capabilities and performance
• This has reinforced our unique
competitive advantage of combining scale
and operational excellence
in a
mass
customization environment
• As a result, we have improved our
delivery of customer value while capturing
significant reductions to key areas of
COGS

We have driven operational improvements in
many key customer  facing areas

Improved speed,
quality, consistency,
and efficiency  assure
excellent
conformance to
customer expectations
at low cost
-72%
-38%
Quality Complaints
Production Throughput Time
2010 2014
2010
2014
2010
2014
Late Deliveries
-62%
+48%
Direct Labor Productivity
2010
2014
(-10% YOY Q4 FY14)
(+12% YOY Q4 FY14)
(-14% YOY Q4 FY14) (-10% YOY Q4 FY14)

Combining scale advantage in ways others
cannot match

>5.5 billion business cards,
4 million
signs, 5.6 million
garments per year
>90,000 orders shipped per
average day with a focus on
lean manufacturing
>$1.2 billion output/yr from
>1 million ft
2
of plant space,
with 24 hour operation
Very little direct labor
per order shipped
Excellent shipping rates
and service through
scale-based relationships
Very Low material costs
and waste levels

This scale and performance optimization has a
material impact on COGS and margin

Savings are
deployed to
fund
investments
in quality,
offset
inflation, or
increase
gross margin
• ROIC: increasing levels of volume and
revenue flowing across equipment and
facilities with 24 hours of daily
production
• Shipping: channeling the power of
90,000 shipments per day to get the
best rates and service
• Raw material: using the scale
advantage from 150,000 lbs. of daily
usage to drive superior material prices
• Direct labor: using proprietary
scheduling along with lean production
to significantly improve labor efficiency

Next Wave: Product Diversity

• Even as we offer costs well below
competitors
• 3 to 5 year project similar in scope
and ambition as just finished
• Includes:
o
Product types – breadth and depth
o
Delivery options
o
Decoration method
o
Quantity available
Today we offer 8 colors of Men’s
embroidered polo shirts.
In the future, we want much higher
selection across multiple
product categories.

Manufacturing + Supply Chain Overview

Current State of M+S
o
Our network and capabilities
o
Scale advantage through operational excellence
• Superior quality and conformance
• Low COGS
Changes to support our strategy
o
M+S and the Orion fulfillment system
o
Expanded selection
o
Commitment to conformance
o
Transferring scale advantage through PMI

M+S is now part of Orion, a platform that is
creating scale advantage through selection,
cost, and conformance

• Multiple customer facing brands all leveraging mass
customization through shared computer integrated
manufacturing platform
Shared Computer-Integrated
Manufacturing Platform
New
Geographies

Why this is difficult

• SKU management without
inventory proliferation
• Data systems to manage
massive increase in substrates
• Off-the-shelf equipment either
o
Small job shop – unreliable,
high unit costs
o
Mass volume – high set up
costs not economic for small
order volumes
• We want to do it differently
o
Innovative use of digitally
driven equipment
o
Proprietary production
methods developed in
over past 3 years – all
capable of extremely low
units
o
E.g., embroidery

…
Platform to move toward a “long tail”
selection

Product line (category)
… … …
Traditional
Vistaprint
Conceptual
Flexible
Automation
Product & delivery platform
Product and Delivery Platform
Fringe products
Not offered
Outsourcing,
potentially in-sourced
decoration for low quantity

Dramatically increasing SKU selection

~600
~1800
~3300
~5700
Vistaprint
SKUs, start
of FY14
SKUs of
acquired
companies in
FY14
SKUs of
apparel, soft
goods and
other
products
planned in
FY15 (in
Beta phase)
Total potential
SKUs
M+S is increasing
selection by
>800% with Orion,
and we plan to
increase even
further over time

Example: Signage from acquired companies

Before After
We will materially expand our signage offering for the Vistaprint brand starting in H2 FY15 with knowledge from People & Print
Group and Pixartprinting
• 10 – 15 banner sizes
• New substrates
• New features like reinforced
grommets, roll-up banner stands
• Plus, signage extensions in posters,
signs, decals and more!

Example: radical increase to apparel & soft goods selection 65

Distinctive internal M+S capabilities will drive
our entry in the apparel & soft goods market

By Q3 of FY15 we plan to make a large portion of the (currently beta) product line available starting at QUANTITIES OF ONE
Traditionally high file processing  and setup costs mean that the market does not effectively serve small customized quantities –
therefore most logo apparel and soft goods products were out of reach for the micro-business market
Multi-year manufacturing capabilities and supply chain strategies we are making are designed to break this constraint

Large Scale in Small Quantities

Quantity of custom decorated items in a given order
Low Volume
High Volume
Vistaprint
(currently in
development)
Traditional resellers
of apparel & soft
goods importers
and decorators
Asian and other
LCC suppliers to
apparel & soft
goods importers

The conformance lever:  we will have great
consistency while expanding selection

As we further
develop our unique
approach to mass
customization, we
are building the
capability to
improve
conformance while
simultaneously
increasing
selection
Customization & Selection Level
VPNV today*
Our planned trajectory
* Conformance has actually been improving while selection is increasing
Traditional Manufacturing Approaches
Level of Conformance
Few, standard products Many, custom products

We leverage our scale advantage &
capabilities as we greatly expand selection

Level of advantage when offering high selection levels
Automated file
preparation software
Specialized lean direct
labor optimization
Fully automated high-
volume processing
lines
Volume material cost
advantage
Volume shipping cost
advantage
Equipment / facility
utilization advantage
No cost
advantage
Limited cost
advantage
Significant cost
advantage
Great cost
advantage

Cost: We are transferring our capabilities
and scale advantages to new acquisitions
and partners

Two pillars of transferrable cost advantage:
Orion makes these
advantages modular
and
easy to transfer.
Example: Albumprinter
achieved post-acquisition:
•
Reduction in cost of
purchased materials
•
Increased labor
productivity
•
Lower production
throughput time
Unique Capabilities
brought by VPNV:
• Proprietary software
• Patented scheduling
approach
• Lean application in
mass customization
• Proprietary
production platforms
Improved Scale from
joining with VPNV:
• Production scale
• Material purchasing
scale
• Supply chain &
logistics scale
• Engineering scale

Summary

• Established history of technology-enabled operational
advantage has led to improvements in quality, cost, reliability and throughput time
• Proactively investing to further traditional advantages
• Building new capabilities that likewise break traditional
constraints of low-volume production while maintaining low
costs
• All in support of goal to build a common back-end platform where scale drives advantages to conformance, selection and
cost

Investor Day 2014

Long-Term Financial Strategy Ernst Teunissen EVP and Chief Financial Officer Investor Day 2014

Long -Term Financial Strategy

• Maximize long-term intrinsic value per share
(DCF/share)
• In our core business return to pre-FY12 margins, while
continuing to invest for long-term health and growth
• Use cash flow and balance sheet to drive DCF/share
beyond core business:
o
Synergistic M&A
o
Share repurchases
• Prioritize by comparing cash returns between the above
levers

Still early in our journey 75 FY15 GAAP and non-GAAP EPS guidance as of July 30, 2014 Please see non-GAAP reconciliation at the end of this deck

After two years of investment in advertising and opex, increasing margins in FY13 -15 76 *Midpoint Net Income margin guidance for fiscal year 2015 provided on July 30, 2014

Margins improving most in advertising and G&A 77 P&L line items as a percent of revenue

Expect to continue margin expansion in FY15
Select P&L
Line Items
(as % of
revenue)
FY2014
Actual
FY2015
Midpoint
Guidance
Comments:
Expectations excluding
Recent Acquisitions*
Comments:
Expected Impact of
Recent Acquisitions*
Gross Margin 64.5% ~60% - 62%
Increased manufacturing
productivity, offset by investments
in product quality and selection,
Significant impact from lower GM of
acquired companies
Advertising 21.1% ~20%
Opportunity for slight investment for
Vistaprint brand if we believe
returns are there
Lower ad spend at acquired
companies more than offsets any
investments in Vistaprint brand
Other
Operating
Expense
36.6% ~34% - 35%
Drive for efficiencies in G&A
functions partially offset by targeted
Technology investments
Integration costs related to
acquisitions
Operating
Income
6.8%
Slightly
higher
Slowing down headcount growth,
drive for efficiencies
Accretive to OI $, but dilutive to OI
margin
Net Income 3.4% ~5.3%
Nonrecurrence of Namex losses
lifts FY15 margin
Increased interest expense from
recent borrowing partially offsets
Namex lift
Slower OI expansion than FY14, but FY14 was greater than originally planned;
Acquisitions disrupt margin distribution
*People & Print Group, Pixartprinting and FotoKnudsen

Significant investments: Vistaprint brand

• Continued upgrades to product substrates, formats and
shipping options
• Pricing and marketing changes in remaining European
markets
• Opportunity to increase advertising as a percent of
revenue for Vistaprint brand
• Design service expansions

Significant investment: new capabilities

Additional investments beyond those we are making to reposition the “Vistaprint” brand.
New Product Capabilities
Platform to Support
Multiple Front Ends
New Geographies

M&A Approach

• As discussed for years, scale matters in our business model
o
Lower unit costs (supply chain, production focus & automation)
o
Expansion of product breadth and delivery options
o
Quality and engineering systems
• Increasing interest in pursuing M&A to accelerate scale
o
Brands that are differentiated from our “Vistaprint” brand
o
Yet which can benefit from and add to a common operational
platform to drive scale-based competitive advantages
• Determined to be disciplined, only pursue opportunities that meet
o
Strategically clear objectives
o
Risk-adjusted IRR better than alternative investments (& WACC)

Share Repurchases can be a powerful driver
of FCF per share

We have reduced our share count by 26% since the end of FY10; we compare any allocation of capital for M&A or the business against additional share repurchases
FY10 FY11 FY12 FY13 FY14
Shares
outstanding (MM)
43.9 43.1 34.1 32.8 32.3
Shares
purchased (MM)
- 1.3 9.9 1.9 1.0
Average cost per
share
- $42.91 $31.28 $34.77 $40.24
Total purchase
spend ($MM)
- $56.9 $309.7 $64.4 $42.0
Cumulative
Accretion to
FCF/share*
$0.04 $0.33 $0.39 $0.54
*Accretion to FCF/share does not take into account the increased interest expense from funding the repurchases. It is calculated by comparing actual FCF/share to a hypothetical FCF/share, in which the weighted share count for each period is adjusted (increased)
by the weighted cumulative effect of repurchases up to that date. See non-GAAP reconciliations at the end of this presentation.

Sources and Uses of Capital 83 * Net debt defined as bank debt less cash and cash equivalents

Financial Leverage

• June 30, 2014 bank debt of $448M
o
Committed credit facility $794M
($640M revolver, $154M term loan A)
o
Floating rate debt at 1.81% (2.06% including swaps)
o
Leverage (Debt/TTM EBITDA) at 2.5x pro forma*
• Total leverage covenant currently 3.25x
o
Q1 FY15 additional borrowing capacity limited to $153M pro
forma*
• Total leverage covenant for M&A and share repurchases
currently 2.75x on proforma basis (additional limits can apply)
* Proforma includes impact of July 1, 2014 acquisition of Fotoknudsen AS

Capital Structure Philosophy and Outlook

• Given cost of borrowing we believe medium/long-term
leverage levels as allowed in credit facility are attractive assuming we continue to find high-returning
opportunities to invest in
o
If opportunities are not there, FCF generated will
naturally decrease our leverage by paying down Revolver
o
For the right opportunities we could see leverage
temporarily go up
• We will continue to evaluate various instruments,
including longer-term debt (not included in guidance)

Summary

• We continue to have multiple levers for driving long-term
profit and cash flow growth
• We have demonstrated profit margin and FCF growth
and expect to continue this focus over a multi-year
period
• We believe the investment options we have created by
leveraging our balance sheet are creating long-term
shareholder value

Investor Day 2014

Closing Remarks Robert Keane President and Chief Executive Officer Investor Day 2014

89

Our Focus: Mass Customization 90

Vistaprint means different things to different
stakeholders

• Increasing divergence between Vistaprint the brand and
customer value proposition and Vistaprint the
corporation
• Strategy to preserve the differentiation and
independence of acquired company brands, as well as
the Vistaprint brand
Compelling reasons to change the name
of the corporate parent company

92

93

Next Steps

• This is a corporate name change, not a change to any
customer-facing brands
• As a Dutch company, a name change requires
shareholder approval
• This proposal will be on the ballot for our 2014 Annual
Meeting in November
• We would expect the name change to take effect along
with a corresponding change to our ticker symbol shortly
after the Annual Meeting

Our Big Picture
Steadfast in our belief that we can drive excellent
long-term returns by consolidating our industry
•
Vistaprint brand
•
Thoughtful M&A
•
Shared CIM platform
We are committed to growing DCF per share

Investor Day 2014

Non-GAAP Reconciliation and Reference Information Investor Day 2014

About non-GAAP financial measures
To supplement Vistaprint’s consolidated financial statements presented in accordance with U.S. generally accepted accounting principles, or GAAP, Vistaprint has used the following measures defined as non-
GAAP financial measures by Securities and Exchange Commission, or SEC, rules: non-GAAP adjusted net income, non-GAAP adjusted net income per diluted share, free cash flow, trailing twelve month return on invested capital, constant-currency revenue growth and constant-currency revenue growth excluding revenue from fiscal 2014 acquisitions. Please see the next slide for definitions of these items.
The presentation of non-GAAP financial information is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. For more information on these non-GAAP financial measures, please see the tables captioned “Reconciliations of
Non-GAAP Financial Measures” included at the end of this release. The tables have more details on the
GAAP financial measures that are most directly comparable to non-GAAP financial measures and the related reconciliation between these financial measures.
Vistaprint’s management believes that these non-GAAP financial measures provide meaningful supplemental information in assessing our performance and liquidity by excluding certain items that may not be indicative of our recurring core business operating results, which could be non-cash charges or discrete cash charges that are infrequent in nature.  These non-GAAP financial measures also have facilitated management’s internal comparisons to Vistaprint’s historical performance and our competitors’
operating results.

Non-GAAP Financial Measures Definitions

Non-GAAP Measure Definition
Non-GAAP Net
Income/EPS
The items excluded from the non-GAAP adjusted net income measurements are share-based compensation expense and its related tax effect, amortization of acquisition-related intangibles, tax charges related to the alignment of acquisition-related intellectual property with global operations, changes in unrealized gains and losses on currency forward contracts, unrealized currency transaction gains and losses on intercompany financing arrangements and the related tax effect, the charge for the disposal of our minority investment in
China, and the change in fair-value estimate of our potential acquisition-related earn-outs.
Non-GAAP weighted average shares outstanding excludes the impact of unamortized share-based compensation included in the calculation of GAAP diluted weighted average shares outstanding.
Free Cash Flow FCF = Cash Flow from Operations – Capital Expenditures – Purchases of Intangible assets not related to acquisitions – Capitalized Software Expenses
Trailing Twelve Month
Return on Invested Capital
ROIC = NOPAT / (Debt + Equity – Excess Cash)
Net operating profit after taxes (NOPAT)
Excess cash is cash and investments of 5% of last twelve month revenues
Operating leases have not been converted to debt
Non-GAAP TTM ROIC excludes share-based compensation expense and its related tax effect, amortization of acquired intangibles, charges related to the alignment of Webs IP with our global operations, changes in unrealized gains and losses on currency forward contracts, and unrealized currency transaction gains and losses on intercompany financing arrangements and the related tax effect
Excess cash definition updated in period ending 03/31/2013 and for prior periods.
Constant-Currency
Revenue Growth
Constant-currency revenue growth is estimated by translating all non-U.S. dollar denominated revenue generated in the current period using the prior year period’s average exchange rate for each currency to the U.S.
dollar and excludes the impact of gains and losses on effective currency hedges recognized in revenue in the prior year periods.
Constant Currency
Revenue Growth, excluding
FY14 Acquisitions
Constant-currency revenue growth excluding revenue from fiscal 2014 acquisitions excludes the impact of currency as defined above and revenue from People & Print Group and Pixartprinting.

Reconciliation: GAAP to Non-GAAP Results
Net Income (Loss) – Annual
($ in thousands)
FY 2006 FY 2007 FY 2008 FY 2009 FY2010 FY2011 FY2012 FY2013 FY2014
GAAP Net Income
$19,234 $27,143 $39,831 $55,686 $67,741 $82,109 $43,994 $29,435 $43,696
Share-based compensation
and related tax effect
$4,850 $8,765 $15,275 $20,177 $23,156 $22,400 $26,060 $33,662 $28,520
Amortization of acquired
intangible assets
- - - - - - $5,754 $10,361 $12,187
Tax Impact of Webs IP
transfer
- - - - - - $1,235 $2,387 $2,320
Changes in unrealized (gain)
loss on currency forward
contracts included in net
income
$425
Unrealized currency
transaction loss (gain) on
intercompany loan and the
related tax effect
$585
Loss on disposal of Namex
investment
$12,681
Change in fair value of
contingent consideration
$2,192
Non-GAAP
Adjusted Net Income
$23,146 $35,908 $55,106 $75,863 $90,897 $104,509 $77,043 $75,845 $102,606
Revenue $152,149 $255,933 $400,657 $515,826 $670,035 $817,009 $1,020,269 $1,167,478 $1,270,236
GAAP Net Income as a
percent of revenue
12.6% 10.6% 9.9% 10.8% 10.1% 10.0% 4.3% 2.5% 3.4%
Non-GAAP Net Income as a
percent of revenue
15.2% 14.0% 13.8% 14.7% 13.6% 12.8% 7.6% 6.5% 8.1%

Reconciliation: GAAP to Non-GAAP Results
Diluted Earnings Per Share - Annual
FY 2006 FY 2007 FY 2008 FY 2009 FY2010 FY2011 FY2012 FY2013 FY2014
GAAP Net Income per share
$0.45 $0.60 $0.87 $1.25 $1.49 $1.83 $1.13 $0.85 $1.28
Share-based Compensation
and related tax effect per
share
$0.09 $0.18 $0.31 $0.43 $0.49 $0.47 $0.65 $0.95 $0.82
Amortization of acquired
intangible assets per share
- - - - - - $0.14 $0.29 $0.35
Tax Impact of Webs IP
Transfer per share
- - - - - - $0.03 $0.06 $0.06
Changes in unrealized (gain)
loss on currency forward
contracts included in net
income per share
$0.01
Unrealized currency
transaction loss (gain) on
intercompany loan and the
related tax effect per share
$0.01
Loss on disposal of Namex
investment
$0.36
Change in fair value of
contingent consideration
$0.06
Non-GAAP Adjusted Net
Income per share
$0.54 $0.78 $1.18 $1.68 $1.98 $2.30 $1.95 $2.15 $2.95
Weighted average shares
used in computing Non-
GAAP EPS
(millions)
42.651 45.825 46.780 45.099 45.989 45.448 39.426 35.201 34.793

Reconciliation: GAAP to Non-GAAP Results
Free Cash Flow- Annual
($ in thousands, except share and per share amounts and as noted)
FY 2006 FY 2007 FY 2008 FY 2009 FY2010 FY2011 FY2012 FY2013 FY2014
Net cash provided by
operating activities
$34,637 $54,240 $ 87,731 $120,051 $153,701 $162,634 $140,641 $140,012 $148,580
Purchase of property, plant,
and equipment
($24.929) ($62,845) ($62,740) ($76,286) ($101,326) ($37,405) ($46,420) ($78,999) ($72,122)
Purchases of intangible
assets not related to
acquisitions
- - ($1,250) - - ($205) ($239) ($750) ($253)
Capitalization of software
and website development
costs
($2,656) ($4,189) ($5,696) ($7,168) ($6,516) ($6,290) ($5,463) ($7,667) ($9,749)
Free Cash Flow $7,052 ($12,794) $18,045 $ 36,597 $45,859 $118,734 $ 88,519 $52,596 $66,456
Weighted average shares
used in computing Non-
GAAP EPS*
(millions)
42,651 45,825 46,780 45,099 45,989 45,448 39,426 35,201 34,793
Free cash flow per share
$ 0.17 ($0.28) $0.39 $0.81 $1.00 $2.61 $2.25 $1.49 $1.91
*GAAP weighted average/diluted shares for the full year used in FY 2006 and FY 2007 calculations, as Non-GAAP share count is not available.

Reconciliation:
Constant-Currency/ex. Acquisition Revenue Growth Rates
Quarterly
ASIA-PACIFIC
Q1 FY12 Q2 FY12 Q3 FY12 Q4 FY12 Q1 FY13 Q2 FY13 Q3 FY13 Q4 FY13 Q1 FY14 Q2 FY14 Q3 FY14 Q4 FY14
Reported revenue growth
67% 41% 47% 28% 28% 26% 6% 4% (11%) (5%) (3%) 3%
Currency impact
(22%) (4%) (7%) 5% 2% (3%) 4% 4% 13% 11% 13% 5%
Revenue growth in constant
currency
45% 37% 40% 33% 29% 24% 10% 8% 2% 6% 10% 8%
EUROPE
Q1 FY12 Q2 FY12 Q3 FY12 Q4 FY12 Q1 FY13 Q2 FY13 Q3 FY13 Q4 FY13 Q1 FY14 Q2 FY14 Q3 FY14 Q4 FY14
Reported revenue growth
31% 36% 29% 18% 12% 11% 8% 3% 6% 1% (4%) 50%
Currency impact
(10%) 1% 5% 12% 11% 2% 0% (1%) (4%) (3%) (3%) (7%)
Revenue growth in constant
currency
21% 37% 34% 30% 23% 14% 8% 2% 2% (2%) (7%) 43%
Impact of FY14 acquisitions
(45%)
Revenue growth in constant
currency ex. FY14 acquisitions
(2%)

Reconciliation:
Constant-Currency/ex. Acquisition Revenue Growth Rates
Quarterly
NORTH AMERICA
Q1 FY12 Q2 FY12 Q3 FY12 Q4 FY12 Q1 FY13 Q2 FY13 Q3 FY13 Q4 FY13 Q1 FY14 Q2 FY14 Q3 FY14 Q4 FY14
Reported revenue growth
17% 20% 23% 20% 22% 20% 15% 18% 14% 13% 2% 6%
Currency impact
0% 0% 0% 0% 0% 0% 0% 0% 1% 1% 1% 1%
Revenue growth in constant
currency
17% 20% 23% 21% 22% 20% 15% 18% 15% 14% 3% 7%
TOTAL COMPANY
Q1 FY12 Q2 FY12 Q3 FY12 Q4 FY12 Q1 FY13 Q2 FY13 Q3 FY13 Q4 FY13 Q1 FY14 Q2 FY14 Q3 FY14 Q4 FY14
Reported revenue growth 25% 28% 26% 20% 18% 16% 12% 12% 9% 6% (1%) 21%
Currency impact (5%) 0% 2% 5% 5% 1% 0% 0% 0% 0% 0% (2%)
Revenue growth in constant
currency
20% 28% 28% 25% 23% 17% 12% 12% 9% 6% (1%) 19%
Impact of FY14 acquisitions (15%)
Revenue growth in constant
currency ex. FY14 acquisitions
4%

Reconciliation:
Constant-Currency /ex. Acquisition Revenue Growth Rates
Annual
FY2010 FY2011 FY2012 FY2013 FY2014
Reported revenue growth 30% 22% 25% 14% 9%
Currency impact (favorable)/unfavorable (2%) - 0% 2% (1%)
Revenue growth in constant currency 28% 22% 25% 16% 8%
Impact of FY14 acquisitions to growth in constant currency
(favorable)/unfavorable
- - - - (4%)
Revenue growth rate, ex FY2014 acquisitions, in constant
currency
28% 22% 25% 16% 4%

FY2014 North America Europe Asia-Pacific Total Company
Reported revenue growth 9% 11% (4%) 9%
Currency impact (favorable)/unfavorable - (4%) 10% (1%)
Revenue growth in constant currency 9% 7% 6% 8%
Impact of FY14 acquisitions to growth in constant
currency (favorable)/unfavorable
- (10%) - (4%)
Revenue growth rate, ex 2014 acquisitions, in
constant currency
9% (3%) 6% 4%
Reconciliation:
Constant-Currency/ex. Acquisition Revenue Growth Rates by Region
Annual

Revenue and EPS Guidance*
(as of July 30, 2014)
The Company is providing the following assumptions to facilitate non-GAAP adjusted net income per diluted share comparisons that exclude share-based compensation related expenses, amortization of acquired intangible assets, tax charges related to the alignment of IP with our global operations, changes in the fair-value estimate of acquisition-related earn-outs, changes in unrealized gains and losses on currency forward contracts, and unrealized currency transaction gains and losses on intercompany financing arrangements:
FY15
ending 06/30/2015
Revenue $1,470 - $1,540
Revenue growth from FY 2014 period 16% - 21%
Constant currency revenue growth estimate 15% - 20%
GAAP EPS $2.15 - $2.65
EPS growth from FY 2014 period 68% -107%
GAAP share count 33.3 million
FY15
ending 06/30/2015
Non-GAAP adjusted EPS $3.46 - $3.96
EPS growth from FY 2014 period 17% – 34%
Non-GAAP share count 33.8 million
Non-GAAP exclusions $45.4
* Millions, except share and per share amounts and as noted

Consolidate
d

Capital Expenditures Guidance (as of July 30, 2014) Expressed as percent of revenue Actuals Guidance $63M $63M $76M $100M $80M $101M $37M Consolidate d $46M $79M $72M 108